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                       FIFTH LEASE MODIFICATION AGREEMENT

     This Fifth Lease Modification Agreement (the "Agreement"), dated as of April 15, 1999, between 46-47 ASSOCIATES L.L.C., a New York limited liability company having offices at 1155 Avenue of the Americas, New York, New York 10036 ("Landlord") and UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation having offices at 114 West 47th Street, New York, New York 10036 ("Tenant").

                                   WITNESSETH:

     WHEREAS, Landlord and Tenant entered into that certain lease dated as of September 10, 1987 (the "Original Lease"), as amended by (i) Lease Modification Agreement dated as of December 7, 1987 (the "First Modification"), (ii) Second Lease Modification Agreement dated as of May 10, 1993 (the "Second Modification"), (iii) Third Lease Modification Agreement dated as of September 1, 1997 (the "Third Modification") and (iv) Fourth Lease Modification dated as of August 31, 1998 (the "Fourth Modification"; the Original Lease, as so amended, is hereinafter referred to as the "Lease"), whereby Landlord leased to Tenant and Tenant hired from Landlord certain portions (as more particularly described in the Lease) in the building known as 114 West 47th Street, New York, New York (the "Building").

     WHEREAS, Landlord and Tenant wish to confirm and clarify the occurrence of certain events and circumstances contemplated by the parties under the Lease and to make certain additional modifications to the Lease in the manner hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which is hereby mutually acknowledged, Landlord and Tenant hereby agree as follows:

     1. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Lease.

     2. The parties acknowledge that as contemplated by Section 25.01(C) of the Lease, as set forth in Paragraph 12 of the Second Modification, Landlord has entered into an agreement with Pollack & Kaminsky, its successors and assigns ("Pollack"), to extend the current expiration date of its lease covering a portion of the, 19th floor of the Building to June 30, 2002 and to extend to December 31, 2000 the required outside date by which Landlord must notify Pollack in the event Tenant does not elect to exercise its option with respect to the 19th floor. Accordingly, the Lease is hereby amended as follows:

          A.   The date "September 30, 2000" appearing in the second sentence of
Section 25.01(C) of the Lease is hereby deleted and the date "November 30, 2000" inserted in place thereof.

          B. The fourth and fifth sentences of Section 25.01(C) of the Lease are hereby deleted in their entirety.

     3. Tenant hereby certifies that (i) the Lease is in full force and effect and has not been further modified or amended, (ii) Landlord is not now in default under the Lease, and

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has completed all improvements and made all contributions (if any) required of
Landlord under the Lease and Tenant knows of no event which, with notice or the passage of time or both would constitute such a default, and (iii) Tenant has made no demand against Landlord and has no present right to make such demand with respect to charges, liens, defenses, counterclaims, offsets, claims, or credits against the payment of fixed minimum rent or additional rent or the performance of Tenant's obligations under the Lease.

     4. Except as amended herein, all of the other terms, covenants and conditions of the Lease are and shall remain in full force and effect and are hereby ratified and confirmed and this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     5. This Agreement may not be orally changed or terminated, nor any of its provisions waived, except by an agreement in writing signed by the party against whom enforcement of any changes, termination or waiver is sought.

     6. Tenant acknowledges that this Agreement shall not be binding on Landlord until Landlord shall have executed this Agreement and a counterpart thereof shall have been delivered to Tenant.

     7. Tenant and Landlord each hereby represents and warrants that it has full right, power and authority to enter into this Agreement and that the person executing this Agreement on behalf of Tenant and Landlord, respectively, is duly authorized to do so.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the day and year first above written.

                                         46-47 ASSOCIATES, L.L.C.

                                         By:   [sig]
                                             ----------------------------
                                               Name:
                                               Title:

                                          UNITED STATES TRUST COMPANY OF
                                          NEW YORK

                                          By:  /s/  JOHN M. DEIGNAN
                                             ----------------------------
                                               Name:  John M. Deignan
                                               Title: Executive Vice President


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